Business Acquisition and Goodwill	12 Months Ended
Dec. 31, 2024
Business Acquisition and Goodwill [Abstract]
Business Acquisition and Goodwill

Note 3 – Business Acquisition and Goodwill

Acquisitions in 2022

Ebonfx Australia Pty Ltd (“Ebonfx Australia”), formerly known as Compass Global Holdings Pty Ltd

On March 21, 2022, the Company acquired 100% equity interests of Ebonfx Australia for a total cash consideration of AUD8,000,000 (approximately US$5.9 million). Upon the acquisition, Ebonfx Australia became a consolidated subsidiary of the Company.

The total purchase consideration of AUD 8 million (approximately US$5.9 million) consisted of a cash payment of approximately AUD 4.2 million (approximately US$3.1 million) to the former shareholders of Ebonfx Australia and approximately AUD 3.8 million (approximately US$2.8 million) to settle liabilities. The assets and liabilities of Ebonfx Australia were recorded at their respective estimated fair value as of the acquisition date.

The following table summarizes the purchase price allocation of the assets acquired, liabilities assumed and related deferred income tax assumed at the date of acquisition. The dollar amount presented in the table was based on the exchange rate of AUD 1.00 to US$0.7401 on March 21, 2022.

Amount in US$

Current assets	13,341,925
Other non-current assets	20,684
License	4,537,549
Total assets acquired	17,900,158
Current liabilities	(13,340,550)
Deferred tax liabilities	(1,134,387)
Total liabilities assumed	(14,474,937)
Net identifiable assets acquired	3,425,221
Total consideration	5,920,795
Goodwill	2,495,574

Goodwill, which is not tax deductible, is primarily attributable to the excess of the purchase consideration over the fair value of the net identifiable assets of the acquiree and is related to synergies expected to be achieved from the acquisition.

The fair value of the financial license is determined using the multi-period excess earnings method.

The determination of fair values involves the use of significant judgments and estimates. The judgments used to estimate the fair value assigned to assets acquired and liabilities assumed, the life of the intangible asset, as well as the significant assumptions, can materially impact the Company’s consolidated financial statements. Significant assumptions used for the model include the forecasted operating cash flows and discount rate. The Company utilized the assistance of a third-party valuation firm to determine the fair value as of the date of acquisition.

The revenue and net income since the acquisition date included in the consolidated statements of operations and comprehensive loss for the period ended December 31, 2022 were US$2,634,580 and US$111,175, respectively. Pro forma results reflecting this transaction were not presented because they are not significant to the Company’s consolidated financial results.

Impairment of goodwill and intangible assets related to entity acquired

As a result of the assessment over the operating results of Ebonfx Australia, the Company recognized impairment loss on goodwill of US$2,299,628 and the license of US$3,708,247 during the year ended December 31, 2023. The Company used the income approach with the discounted cash flow valuation method to estimate the fair value of Ebonfx Australia, and used the multi-period excess earnings method to estimate the fair value of the license with the assistance of a third-party valuation specialist. The determination of fair value requires management to make significant estimates and assumptions related to forecasted revenues and cash flows and the discount rate.

Acquisitions in 2024

Redback Technologies Holdings Pty Ltd (“Redback Technologies”)

On November 8, 2024, the Company acquired 100% equity interests of Redback Technologies for a total consideration of approximately US$2.9 million, consisting of cash consideration of AUD 750,000 (approximately US$0.5 million) and the effective settlement of preexisting loans the Company lent to Redback Technologies prior to the acquisition of approximately AUD 3.7 million (approximately US$2.4 million). Upon the acquisition, Redback Technologies became a consolidated subsidiary of the Company. The assets and liabilities of Redback Technologies were recorded at their respective estimated fair value as of the acquisition date.

The Company selected a convenience date of October 31, 2024 to account for the allocation of the purchase price, which was based on the fair value of assets and liabilities as of November 8, 2024. The Company evaluated the events between October 31, 2024 and November 8, 2024 and concluded the use of an accounting convenience date of October 31, 2024 did not have material impact on the results of operations or financial position.

The following table summarizes the purchase price allocation of the assets acquired, liabilities assumed and related deferred income tax assumed at the date of acquisition. The dollar amount presented in the table was based on the exchange rate of AUD 1.00 to US$0.6571 on October 31, 2024.

Amount in US$

Cash and cash equivalents	175,410
Current assets	1,171,940
Operating lease right-of-use assets	113,858
Property, plant and equipment, net	23,049
Intangible assets	41,334
Identified intangible asset - technology	1,260,924
Identified intangible asset - long-term contracts	5,257
Total assets acquired	2,791,772
Current liabilities	(869,756)
Deferred tax liabilities	(316,545)
Total liabilities assumed	(1,186,301)
Net identifiable assets acquired	1,605,471
Cash consideration	492,805
Effective settlement of preexisting loans	2,465,767
Goodwill	1,353,101

Goodwill, which is not tax deductible, is primarily attributable to the excess of the purchase consideration over the fair value of the net identifiable assets of the acquiree and is related to synergies expected to be achieved from the acquisition.

The determination of fair values involves the use of significant judgments and estimates. The judgments used to estimate the fair value assigned to assets acquired and liabilities assumed, as well as the significant assumptions, can materially impact the Company’s consolidated financial statements. Significant assumptions used for the model include the forecasted operating cash flows and discount rate. The Company utilized the assistance of a third-party valuation firm to determine the fair value as of the date of acquisition.

The revenue and net loss since the acquisition date included in the consolidated statements of operations and comprehensive loss for the period ended December 31, 2024 were US$417,623 and US$713,231, respectively.

The following pro forma information summarizes the results of operations of the Company for the years ended December 31, 2024, 2023 and 2022, as if the acquisition had been completed on January 1, 2022. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. The pro forma information is adjusted for the elimination of internal transactions between the Company and Redback Technologies for the period ended December 31, 2024.

	Years ended December 31,
	2024	2023	2022
	Unaudited	Unaudited	Unaudited
Pro forma revenues	$9,397,779	$17,278,368	$51,294,854
Pro forma net loss	$20,149,854	$40,586,990	$48,097,253